SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 12, 2009

____________________________

VirtualHealth Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-17520	75-2276137

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

325 West Main Street, Suite 240
Lexington, Kentucky 40503

(Address of principal executive offices including Zip Code)

(859) 455-9255

____________________________

(Registrant’s telephone number, including area code)

                            N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

     On May 19, 2008, VirtualHealth Technologies, Inc. (the “Company”) entered into a Loan, Investment and Security Agreement with Private Access, Inc., a California corporation (“Private Access”), under which the Company agreed to lend to Private Access up to an aggregate of $1,500,000 (the “Loan”), as more fully described in the Company’s current report on Form 8-K filed May 22, 2008. The Loan was subsequently restructured pursuant to a Restructuring Agreement dated as of January 15, 2009 (as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and filed herewith as Exhibit 10.1, the “Restructuring Agreement”), under which the Company received a senior secured convertible promissory note in the principal amount of $1,500,000 (filed herewith as Exhibit 10.2, the “Note”) and a right of first offer with respect to certain new securities issued by Private Access.

     On August 12, 2009, the Company received a payment of $100,000 under the terms of the Restructuring Agreement, for interest under the Note and restructuring fees, as the result of the capital provided to Private Access by Pfizer Inc. (“Pfizer”) under a Notes Purchase Agreement dated August 3, 2009 (the “Pfizer Agreement”). Under an Amendment to Convertible Promissory Notes and Note Restructuring Agreement, attached hereto as Exhibit 10.3, the Company agreed to extend the term of the Note from January 15, 2011, until July 31, 2013, and received an enhanced conversion premium in the event that the Note is converted to equity. Additionally, the Company agreed, until the Note is paid in full, to modify its right of first offer to purchase new securities in Private Access so as to be pro rata with Pfizer’s right of first refusal under the Pfizer Agreement. The Pfizer Agreement makes corresponding allowances for the Company’s pro rata right of first offer, with pro rata interests being based on the outstanding principal amounts owed under (i) notes issued to the Company and other investors under the Restructuring Agreement and (ii) notes held by Pfizer under the Pfizer Agreement. The Company also agreed to become the collateral agent for the collateral pledged as security by Private Access under a Security Agreement dated August 3, 2009, filed herewith as Exhibit 10.4, with the Company and Pfizer, along with other investors under the Restructuring Agreement, holding pro rata security interests in all property of Private Access, including its intellectual property.

Item 9.01.      Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.          Description

10.1               Note Restructuring Agreement dated January 15, 2009
10.2               Senior Secured Convertible Promissory Note date January 15, 2009
10.3               Amendment to Convertible Promissory Notes and Note Restructuring  Agreement, dated August 3, 2009
10.4               Security Agreement dated August 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VirtualHealth Technologies, Inc.
(Registrant)

Dated: August 18, 2009	By:
Name:
Title: